                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 (File No. 333-95439) of our report dated January 26, 2000, relating to the financial statements of Allos Therapeutics, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





PricewaterhouseCoopers LLP
Denver, Colorado

March 24, 2000